UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 12, 2018

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2018, we held our 2018 Annual Meeting of Stockholders. At the meeting, our stockholders voted on the following two proposals: (i) to elect five directors, each to hold office for a one-year term expiring at the 2019 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies; and (ii) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018. The two proposals are described in detail in our definitive proxy statement, dated April 6, 2018, as filed with the Securities and Exchange Commission on Schedule 14A on April 6, 2018.

The two proposals were approved by our stockholders by the requisite vote necessary for approval. The votes with respect to each of the proposals are set forth below.

Proposal 1. To elect five directors, each to hold office for a one-year term expiring at the 2019 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Jeffrey T. Hanson	14,446,497	466,515	11,801,954
Richard S. Welch	14,442,743	470,269	11,801,954
Brian J. Flornes	14,450,263	462,749	11,801,954
Dianne Hurley	14,481,050	431,962	11,801,954
Wilbur H. Smith III	14,436,071	476,941	11,801,954

Proposal 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018:

Shares For	26,141,964
Shares Against	138,683
Shares Abstained	434,319

No broker non-votes were cast in the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

No other proposals were submitted to a vote of our stockholders at the annual meeting.

Item 8.01 Other Events.

On June 12, 2018, our board of directors authorized a daily distribution to our Class T and Class I stockholders of record as of the close of business on each day of the period commencing on July 1, 2018 and ending on September 30, 2018. The daily distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001643836 per share of our common stock, which is equal to an annualized distribution of $0.60 per share. These distributions will be aggregated and paid in cash or shares of our common stock pursuant to our distribution reinvestment plan monthly in arrears. The distributions declared for each record date in the July 2018, August 2018 and September 2018 periods will be paid in August 2018, September 2018 and October 2018, respectively, only from legally available funds.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.
June 18, 2018
By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer